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                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               Form 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported): June 2, 2003

                   NEW ENGLAND BUSINESS SERVICE, INC.
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          (Exact name of registrant as specified in its charter)

Delaware                          1-11427           04-2942374
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(State or other jurisdiction   (Commission            (IRS Employer
 of incorporation)              File Number)    Identification No.)

        500 Main Street, Groton, MA                     01471
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    (Address of principal executive offices)          (ZIP Code)

Registrant's telephone number, including area code:  (978) 448-6111
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Item 2.  Acquisition or Disposition of Assets.
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On June 2, 2003, the merger (the "Merger") of Centurion Sub, Inc.
("Centurion Sub"), an indirect wholly-owned subsidiary of New England Business Service, Inc. (the "Company"), with and into Safeguard Business Systems, Inc. ("Safeguard Business Systems"), as contemplated by the Merger Agreement, dated as of April 23, 2003 (the "Merger Agreement"), by and among the Company,
Centurion Sub and Safeguard Business Systems, was consummated.
As a result of the Merger, Safeguard Business Systems is now an indirect wholly-owned subsidiary of the Company.

In the Merger, each share of common stock of Safeguard Business Systems was converted into the right to receive (1) an immediate cash payment of $8.1821 per share, and (2) at the times stated in and subject to the terms and conditions of the payment and escrow agreement entered into in connection with the Merger, possible additional cash payments up to an aggregate amount currently estimated to be $1.4246 per share.

The Company obtained $72.5 million in financing for the payment of the merger consideration in the Merger and the retirement of certain indebtedness of Safeguard Business Systems through a loan in the ordinary course of business under a committed credit facility with Fleet National Bank and certain other financial institutions.

Safeguard Business Systems manufactures checks, checkwriting systems and business forms, and sells such products, together with other printed products, promotional items and corporate apparel, through a network of approximately 360 distributors in the U.S. and Canada.

The foregoing description of the Merger, Merger Agreement and the related payment and escrow agreement is qualified in its entirety by reference to the full text of such agreements and to the press release issued by the Company on June 2, 2003, which are filed as Exhibits 2.1, 2.2 and 99 hereto and which are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Financial Statements of Businesses Acquired.
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Financial statements required by this item are not included in this initial report on Form 8-K, but will be filed by amendment within 60 days after the date that this initial report on Form 8-K must be filed.

(b)  Pro Forma Financial Information.
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Financial statements required by this item are not included in this initial report on Form 8-K, but will be filed by amendment within 60 days after the date that this initial report on Form 8-
K must be filed.

(c)  Exhibits.
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2.1  Merger Agreement, dated as of April 23, 2003, by and among
     New England Business Service, Inc., Centurion Sub, Inc. and Safeguard Business Systems, Inc.

2.2 Payment and Escrow Agreement, dated as of June 2, 2003 by and among New England Business Service, Inc., Joann McNiff, as Representative, and SunTrust Bank.

99.  Press release dated June 2, 2003.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEW ENGLAND BUSINESS SERVICE, INC.
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                                                (Registrant)

June 2, 2003                                 DANIEL M. JUNIUS
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    Date                                    Daniel M. Junius
                                            Executive Vice President, Chief
                                            Financial Officer and Treasurer